Exhibit 99.1

Canadian Derivatives Clearing Corporation

(Options as of May 31, 2024)

Options on ETF -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
3iQ Bitcoin ETF	BTCQ	BTCQ
3iQ Ether Staking ETF	ETHQ	ETHQ
BetaPro Canadian Gold Miners -2x Daily Bear ETF	HGD	HGD
BetaPro Canadian Gold Miners 2x Daily Bull ETF	HGU	HGU
BetaPro Crude Oil Inverse Leveraged Daily Bear ETF	HOD	HOD
BetaPro Natural Gas Inverse Leveraged Daily Bear ETF	HND	HND
BetaPro Natural Gas Leveraged Daily Bull ETF	HNU	HNU
BMO Aggregate Bond Index ETF	ZAG	ZAG
BMO Equal Weight Banks Index ETF	ZEB	ZEB
BMO Equal Weight US Banks Hedged to CAD Index ETF	ZUB	ZUB
BMO Equal Weight US Banks Index ETF CAD Units	ZBK	ZBK
BMO Equal Weight Utilities Index ETF	ZUT	ZUT
BMO High Yield US Corporate Bond Hedged to CAD Index ETF	ZHY	ZHY
BMO Laddered Preferred Share Index ETF	ZPR	ZPR
BMO Low Volatility Canadian Equity ETF	ZLB	ZLB
BMO MSCI EAFE Hedged to CAD Index ETF	ZDM	ZDM
BMO MSCI USA High Quality Index ETF	ZUQ	ZUQ
BMO Nasdaq 100 Equity Hedged to CAD Index ETF	ZQQ	ZQQ
BMO S&P 500 Hedged to CAD Index ETF	ZUE	ZUE
BMO S&P 500 Index ETF	ZSP	ZSP
BMO S&P/TSX 60 INDEX ETF	ZIU	ZIU
BMO S&P/TSX Capped Composite Index ETF	ZCN	ZCN
CI Galaxy Bitcoin ETF	BTCX	BTCX.B
CI Galaxy Ethereum ETF	ETHX	ETHX.B
Ether ETF	ETHR	ETHR

Options on ETF -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Evolve Bitcoin ETF Canadian dollar denominated units	EBIT	EBIT
Evolve FANGMA Index ETF	TECH	TECH
Horizons Active Preferred Share ETF	HPR	HPR
Horizons Marijuana Life Sciences Index ETF	HMMJ	HMMJ
Horizons NASDAQ 100 Index ETF	HXQ	HXQ
Horizons S&P/TSX 60 Index ETF	HXT	HXT
iShares Canadian Corporate Bond Index ETF	XCB	XCB
iShares Canadian Select Dividend Index ETF	XDV	XDV
iShares Core Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN	XFN
iShares S&P/TSX Capped REIT Index ETF	XRE	XRE
iShares S&P/TSX Global Gold Index ETF	XGD	XGD
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
Purpose Bitcoin ETF CAD ETF Non-currency Hedged Units	BTCC	BTCC.B
Purpose Ether ETF	ETHH	ETHH.B
Vanguard Canadian Aggregate Bond Index ETF	VAB	VAB
Vanguard Canadian Short-Term Bond Index ETF	VSB	VSB
Vanguard Canadian Short-Term Corporate Bond Index ETF	VSC	VSC
Vanguard S&P 500 Index ETF	VFV	VFV

2

Index Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
S&P/TSX 60 Index Standard Options	SXO	TX60
S&P/TSX Capped Utilities Index Options	SXV	TTUT
S&P/TSX Composite Index Banks (Industry Group) Options	SXJ	TXBA

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Aecon Group Inc.	ARE	ARE
AG	AG	AG
Agnico Eagle Mines Limited	AEM	AEM
Aimia Inc	AIM	AIM
Air Canada	AC	AC
Alamos Gold Inc.	AGI	AGI
Alaris Equity Partners Income Trust	AD	AD.UN
Algoma Steel Group Inc.	ASTL	ASTL
Algonquin Power & Utilities Corp.	AQN	AQN
Alimentation Couche Tard Inc.	ATD	ATD
Allied Properties Real Estate Investment Trust	AP	AP.UN
AltaGas Ltd.	ALA	ALA
Altus Group Limited	AIF	AIF
ARC Resources Ltd.	ARX	ARX
Aritzia Inc.	ATZ	ATZ
Artis Real Estate Investment Trust	AX	AX.UN
ATCO Ltd.	ACO	ACO.X
ATS Corporation	ATS	ATS
Aurora Cannabis Inc.	ACB	ACB
Aurora Cannabis Inc.	ACB1	ACB1
AutoCanada Inc.	ACQ	ACQ
B2Gold Corp.	BTO	BTO

3

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Badger Infrastructure Solutions Ltd.	BDGI	BDGI
Ballard Power Systems Inc.	BLDP	BLDP
Bank of Montreal	BMO	BMO
Bank of Nova Scotia (The)	BNS	BNS
Barrick Gold Corporation	ABX	ABX
Bausch Health Companies Inc.	BHC	BHC
Baytex Energy Corp.	BTE	BTE
BCE Inc.	BCE	BCE
Birchcliff Energy Limited	BIR	BIR
Bitfarms Ltd	BITF	BITF
BlackBerry Limited	BB	BB
Boardwalk Real Estate Investment Trust	BEI	BEI.UN
Bombardier Inc., Cl. B	BBD	BBD.B
Boralex Inc.	BLX	BLX
Brookfield Asset Management Inc	BAM	BAM
Brookfield Corporation	BN	BN
Brookfield Infrastructure Partners L.P.	BIP	BIP.UN
Brookfield Renewable Corporation	BEPC	BEPC
Brookfield Renewable Partners L.P.	BEP	BEP.UN
BRP Inc.	DOO	DOO
CAE Inc.	CAE	CAE
Cameco Corporation	CCO	CCO
Canaccord Genuity Group Inc.	CF	CF
Canada Goose Holdings Inc.	GOOS	GOOS
Canadian Apartment Properties Real Estate Investment Trust	CAR	CAR.UN
Canadian Imperial Bank of Commerce	CM	CM
Canadian National Railway Company	CNR	CNR

4

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Canadian Natural Resources Limited	CNQ	CNQ
Canadian Pacific Kansas City Limited	CP	CP
Canadian Tire Corporation Limited	CTC	CTC.A
Canadian Utilities Limited	CU	CU
Canadian Western Bank	CWB	CWB
Canfor Corporation	CFP	CFP
Canopy Growth Corporation	WEED	WEED
Canopy Growth Corporation	WEED1	WEED1
Capital Power Corporation	CPX	CPX
Capstone Copper Corp.	CS	CS
Cardinal Energy Ltd.	CJ	CJ
Cascades Inc.	CAS	CAS
CCL Industries Inc.	CCL	CCL.B
Celestica Inc.	CLS	CLS
Cenovus Energy Inc.	CVE	CVE
Centerra Gold Inc.	CG	CG
CGI Inc.	GIB	GIB.A
Champion Iron Limited	CIA	CIA
Chartwell Retirement Residences	CSH	CSH.UN
Chemtrade Logistics Income Fund	CHE	CHE.UN
Choice Properties Real Estate Investment Trust	CHP	CHP.UN
CI Financial Corp.	CIX	CIX
Cineplex Inc.	CGX	CGX
Cogeco Communications Inc.	CCA	CCA
Converge Technology Solutions Corp.	CTS	CTS
CORUS Entertainment Inc., Cl. B	CJR	CJR.B

5

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Crombie Real Estate Investment Trust	CRR	CRR.UN
Cronos Group Inc.	CRON	CRON
Definity Financial Corporation	DFY	DFY
Descartes Systems Group Inc.	DSG	DSG
Dollarama Inc.	DOL	DOL
Dorel Industries Inc. Cl. B	DII	DII.B
Dream Industrial Real Estate Investment Trust	DIR	DIR.UN
Dream Office Real Estate Investment Trust	D	D.UN
Dream Office Real Estate Investment Trust	D1	D1
Dundee Precious Metals Inc.	DPM	DPM
Dye & Durham Limited	DND	DND
ECN Capital Corp.	ECN	ECN
Eldorado Gold Corp.	ELD	ELD
Element Fleet Management Corp.	EFN	EFN
Emera Inc.	EMA	EMA
Empire Company Limited	EMP	EMP.A
Enbridge Inc.	ENB	ENB
Endeavour Mining plc	EDV	EDV
Endeavour Silver Corp.	EDR	EDR
Energy Fuels Inc.	EFR	EFR
Equinox Gold Corp	EQX	EQX
ERF1	ERF1	ERF1
Ero Copper Corp.	ERO	ERO
Extendicare Inc.	EXE	EXE
Filo Corp.	FIL	FIL

6

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Finning International Inc.	FTT	FTT
First Capital Real Estate Investment Trust	FCR	FCR.UN
First Quantum Minerals Ltd.	FM	FM
Foran Mining Corporation	FOM	FOM
Fortis Inc.	FTS	FTS
Fortuna Silver Mines Inc.	FVI	FVI
Franco-Nevada Corp.	FNV	FNV
Freehold Royalties Ltd.	FRU	FRU
Frontera Energy Corporation	FEC	FEC
Galaxy Digital Holdings Ltd.	GLXY	GLXY
George Weston Limited	WN	WN
GFL Environmental Inc.	GFL	GFL
Gibson Energy Inc.	GEI	GEI
Gildan Activewear Inc.	GIL	GIL
Global Atomic Corporation	GLO	GLO
Granite Real Estate Investment Trust Inc.	GRT	GRT.UN
Great-West Lifeco Inc.	GWO	GWO
Headwater Exploration Inc.	HWX	HWX
Hudbay Minerals Inc.	HBM	HBM
Hut 8 Corp.	HUT	HUT
Hut 8 Corp.	HUT1	HUT1
Hydro One Limited	H	H
iA Financial Corporation Inc.	IAG	IAG
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
illumin Holdings Inc.	ILLM	ILLM
Imperial Oil Limited	IMO	IMO

7

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Innergex Renewable Energy Inc.	INE	INE
Intact Financial Corporation	IFC	IFC
Interfor Corporation	IFP	IFP
Ivanhoe Mines Ltd.	IVN	IVN
K92 Mining Inc.	KNT	KNT
Karora Resources Inc.	KRR	KRR
Keyera Corp.	KEY	KEY
Kinaxis Inc.	KXS	KXS
Kinross Gold Corporation	K	K
Labrador Iron Ore Royalty Corporation.	LIF	LIF
Laurentian Bank of Canada	LB	LB
Lightspeed POS Inc.	LSPD	LSPD
Linamar Corporation	LNR	LNR
Lion Electric Company	LEV	LEV
Lithium Americas Corp.	LAC	LAC
Lithium Americas Corp.	LAC1	LAC1
Loblaw Companies Ltd.	L	L
Lundin Gold Inc.	LUG	LUG
Lundin Mining Corporation	LUN	LUN
MacDonald, Dettwiler and Associates Ltd.	MDA	MDA
MAG Silver Corp.	MAG	MAG
Magna International Inc	MG	MG
Major Drilling Group International Inc.	MDI	MDI
Manulife Financial Corporation	MFC	MFC
Maple Leaf Foods Inc.	MFI	MFI
Martinrea International Inc.	MRE	MRE
Mattr Corp.	MATR	MATR

8

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
MEG Energy Corp.	MEG	MEG
Methanex Corporation	MX	MX
Metro Inc.	MRU	MRU
Mullen Group Ltd.	MTL	MTL
National Bank of Canada	NA	NA
New Gold Inc.	NGD	NGD
Newmont Corporation	NGT	NGT
NexGen Energy Ltd.	NXE	NXE
NFI Group Inc.	NFI	NFI
Northland Power Inc.	NPI	NPI
NorthWest Healthcare Properties Real Estate Investment Trust	NWH	NWH.UN
NovaGold Resources Inc.	NG	NG
Nutrien Ltd.	NTR	NTR
Nuvei Corporation	NVEI	NVEI
Obsidian Energy Ltd.	OBE	OBE
OceanaGold Corporation	OGC	OGC
Onex Corporation	ONEX	ONEX
Open Text Corp.	OTEX	OTEX
Orla Mining Ltd	OLA	OLA
Osisko Gold Royalties Ltd.	OR	OR
Osisko Mining Inc.	OSK	OSK
Ovintiv Inc.	OVV	OVV
Pan American Silver Corporation	PAAS	PAAS
Paramount Resources Ltd.	POU	POU
Parex Resources Inc.	PXT	PXT
Parkland Corporation	PKI	PKI
Pembina Pipeline Corporation	PPL	PPL

9

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Pet Valu Holdings Ltd.	PET	PET
Peyto Exploration & Development Corp.	PEY	PEY
Power Corporation of Canada	POW	POW
PrairieSky Royalty Ltd.	PSK	PSK
Precision Drilling Corporation	PD	PD
Premium Brands Holdings Corporation	PBH	PBH
Primaris Retail Real Estate Investment Trust	PMZ	PMZ.UN
Primo Water Corporation	PRMW	PRMW
Quebecor Inc., Cl. B	QBR	QBR.B
RB Global Inc.	RBA	RBA
Real Matters Inc.	REAL	REAL
Restaurant Brands International	QSR	QSR
RioCan Real Estate Investment Trust	REI	REI.UN
Rogers Communication Inc.	RCI	RCI.B
Royal Bank of Canada	RY	RY
Russel Metals Inc.	RUS	RUS
Sandstorm Gold Ltd.	SSL	SSL
Saputo Inc.	SAP	SAP
Savaria Corporation	SIS	SIS
Seabridge Gold Inc.	SEA	SEA
Secure Energy Services Inc.	SES	SES
Shopify Inc.	SHOP	SHOP
Sienna Senior Living Inc.	SIA	SIA
Silvercorp Metals Inc.	SVM	SVM
SilverCrest Metals Inc.	SIL	SIL
SmartCentres Real Estate Investment Trust	SRU	SRU.UN
SNC Lavalin Group Inc.	ATRL	ATRL

10

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Spin Master Corp.	TOY	TOY
SSR Mining Inc.	SSRM	SSRM
Stantec Inc.	STN	STN
Stelco Holdings Inc.	STLC	STLC
Stella-Jones Inc.	SJ	SJ
StorageVault Canada Inc.	SVI	SVI
Suncor Energy Inc.	SU	SU
SunLife Financial Inc.	SLF	SLF
SunOpta, Inc.	SOY	SOY
Superior Plus Corp.	SPB	SPB
Tamarack Valley Energy Ltd.	TVE	TVE
TC Energy Corporation	TRP	TRP
Teck Resources Limited	TECK	TECK.B
TELUS Corporation	T	T
Telus International Cda Inc.	TIXT	TIXT
TFI International Inc.	TFII	TFII
The North West Company Inc.	NWC	NWC
Thomson Reuters Corporation	TRI	TRI
Thomson Reuters Corporation	TRI1	TRI1
Tilray Brands Inc.	TLRY	TLRY
TMX Group Limited	X	X
Topaz Energy Corp.	TPZ	TPZ
Torex Gold Resources Inc.	TXG	TXG
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD	TD
Tourmaline Oil Corp.	TOU	TOU
TransAlta Corporation	TA	TA

11

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
TransAlta Corporation	TA1	TA1
Transcontinental Inc.	TCL	TCL.A
Trisura Group Ltd.	TSU	TSU
Verde AgriTech Ltd.	NPK	NPK
Veren Inc.	VRN	VRN
Vermilion Energy Inc.	VET	VET
Victoria Gold Corp.	VGCX	VGCX
Waste Connections Inc.	WCN	WCN
WELL Health Technologies Corp.	WELL	WELL
Wesdome Gold Mines Ltd.	WDO	WDO
West Fraser Timber Co. Ltd.	WFG	WFG
Westshore Terminals Investment Corporation	WTE	WTE
Wheaton Precious Metals Corp.	WPM	WPM
Whitecap Resources Inc.	WCP	WCP
WSP Global Inc.	WSP	WSP
Yamana Gold Inc.	YRI1	YRI1

12